Exhibit 10.8

AMENDMENT NO.2 TO AGREEMENT

Made and signed on the 12th day of April in the year 2005 (the “Effective Date”)

Between:	COMVERSE LTD. 29 Habarzel Street, Ramat Hachayal, Tel Aviv, 697100, Israel (“Comverse”)

And Between:

VERINT SYSTEMS LTD.

23 Habarzel St., Tel-Aviv, Israel, previously registered under the name of Comverse InfoSys Ltd. (“Verint”), and its affiliates as detailed in Section 2.2 below and APPENDIX 4 attached hereto

(hereafter referred to at time individually as a “Party” and collectively as the “Parties”)

Whereas:	The Parties executed an agreement on January 31, 2002 with respect sharing of the previous versions of Oracle Software Systems Israel Ltd.’s (“Oracle”) ERP software, and provision of various ancillary services with respect to the above software (hereafter – the “ERP Agreement”); and

Whereas:	Oracle and Comverse executed an agreement in August 2004 which affords expanded use and development of Oracle’s ERP and CRM software (the “Licensing Agreement”);

Whereas:	Comverse and Verint signed an Amendment No. 1 to the Agreement dated 1.1.2004 (“Amendment No. 1”);

And Whereas:	The Parties agree and desire to make certain additions and modifications to the ERP Agreement and to Amendment No.1 as detailed in this Amendment No. 2 (hereafter – the “Amendment No. 2”) and in particular as detailed in Appendix 1 attached hereto;

IT IS THEREFORE DECLARED, AGREED AND STIPULATED BETWEEN THE PARTIES AS FOLLOWS:

1.	Preamble; Interpretation.

1.1	The Preamble to this Amendment No. 2 and its appendices constitute an inseparable part hereof and binds the Parties equally as all other terms of the Amendment No. 2.

1.2	The terms and definitions in this Amendment No. 2 are identical to those in the ERP Agreement and shall be interpreted as such, unless expressly stipulated otherwise in this Amendment No. 2.

1.3	The terms, conditions and undertakings of the Parties and of each of them pursuant to the ERP Agreement shall be in effect in regard to this Amendment No. 2.

1.4	This Amendment No. 2 is an integral and inseparable part of the ERP Agreement.

1.5	This Amendment No. 2 is not meant to derogate from the terms and conditions of the ERP Agreement (including but not limited to the appendices and addenda to the ERP Agreement) but rather to add to them, unless explicitly stated otherwise in this Amendment No. 2.

1.6	In the event of any discrepancy or contradiction between the:

1.6.1	Licensing Agreement and any other document referenced in or relevant to this Amendment No. 2, the Licensing Agreement shall prevail;

1.6.2	ERP Agreement and either Amendment No.1 or No. 2, the ERP Agreement shall prevail;

1.6.3	Amendment No. 1 and No. 2, Amendment No. 2 shall prevail with respect to the subject matter herein.

COMVERSE LTD.	VERINT SYSTEMS LTD.

/s/ Guy Mordoch	/s/ Hanoch Halamish
Name: Guy Mordoch	Name: Hanoch Halamish

Title: VP, Procurement	Title: Director of Materials

Date: April 11, 2005	Date: April 12, 2005

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